Exhibit 10.2
EXECUTION

GUARANTY
This GUARANTY is made by loanDepot.com, LLC (the “Guarantor”) and is dated as of April 25, 2025 (as amended, restated, supplemented, or otherwise modified from time to time, this “Guaranty”), in favor of Bank of Montreal (the “Buyer”).
RECITALS
Pursuant to the Amended and Restated Master Repurchase Agreement and Securities Contract, dated as of April 25, 2025 among loanDepot BMO Warehouse, LLC (the “Seller”), the Guarantor and the Buyer (as amended, restated, supplemented, or otherwise modified from time to time, the “Agreement”), the Buyer has agreed from time to time to enter into transactions in which the Seller agrees to transfer to Buyer the Purchased Assets (as defined in the Agreement) backed by Underlying Mortgage Loans (as defined in the Agreement) owned by Guarantor in exchange for the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Purchased Assets at a date certain or on demand, in exchange for the transfer of funds by Seller to Buyer. Each such transaction shall be referred to herein as a “Transaction.” The Guarantor is a 100% owner of the equity interests of the Seller and is receiving a benefit either directly or indirectly from the Seller for entering into this Guaranty. It is a condition precedent to the obligation of the Buyer to enter into Transactions under the Agreement that the Guarantor shall have executed and delivered this Guaranty to the Buyer.
NOW, THEREFORE, in consideration of the foregoing premises, to induce the Buyer to enter into the Agreement and to enter into Transactions thereunder, the Guarantor hereby agrees with the Buyer, as follows:
1.Defined Terms.
(a)Unless otherwise defined herein, terms which are defined in the Agreement and used herein are so used as so defined.
(b) “Guarantor Obligations” shall mean the Obligations which may arise under, or out of or in connection with the Agreement and any other Facility Document and any other document made, delivered or given in connection therewith or herewith, including all reasonable and documented expenses (including, without limitation, all reasonable and documented fees and disbursements of external counsel) which may be paid or incurred by Buyer in enforcing any rights with respect to, or collecting any of the Guaranteed Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty.
(c)“Guarantor Event of Default” shall have the meaning set forth in Section 11(a) of this Guaranty.
2.Guaranty.

DB1/ 154808284.8

(a)The Guarantor hereby unconditionally and irrevocably guarantees to the Buyer the prompt and complete payment and performance by Seller when due (whether at the stated maturity, by acceleration or otherwise) of the Guarantor Obligations.
(b)Notwithstanding the foregoing, without duplication, the Guarantor further agrees to pay any and all reasonable and documented expenses (including, without limitation, all reasonable and documented fees and disbursements of external counsel) which may be paid or incurred by the Buyer in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Guarantor Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty. This Guaranty shall remain in full force and effect until the Guarantor Obligations are paid in full, notwithstanding that from time to time prior thereto Seller may be free from any Guarantor Obligations.
(c)No payment or payments made by Seller or any other Person or received or collected by the Buyer from Seller or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Guarantor Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the amount of the Guarantor Obligations until the Guarantor Obligations are paid in full.
(d)Guarantor agrees that whenever, at any time, or from time to time, the Guarantor shall make any payment to the Buyer on account of the Guarantor’s liability hereunder, the Guarantor will notify the Buyer in writing that such payment is made under this Guaranty for such purpose.
3.Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Buyer, the Guarantor shall not be entitled to be subrogated to any of the rights of the Buyer against Seller or any other guarantor or any collateral security or guarantee or right of offset held by the Buyer for the payment of the Guarantor Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from Seller or any other guarantor in respect of payments made by the Guarantor hereunder, until all amounts owing to the Buyer by Seller on account of the Guarantor Obligations are paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guarantor Obligations shall not have been paid in full, such amounts shall be held by the Guarantor in trust for the Buyer, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Buyer in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Buyer, if required), to be applied against the Guarantor Obligations, whether matured or unmatured, in such order as the Buyer may determine.
4.Amendments, etc. with Respect to the Guarantor Obligations. Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Guarantor Obligations made by the Buyer may be rescinded by the Buyer, and any of the Guarantor Obligations continued, and the Guarantor Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Buyer, and the Agreement, and the other Facility Documents and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the

Buyer may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time, held by the Buyer for the payment of the Guarantor Obligations may be sold, exchanged, waived, surrendered or released. The Buyer shall have no obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guarantor Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against the Guarantor, the Buyer may, but shall be under no obligation to, make a similar demand on Seller and any failure by the Buyer to make any such demand or to collect any payments from Seller or any release of Seller shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Buyer against the Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings and any written notification transmitted to the Guarantor or Seller for the Guarantor to perform its obligations hereunder.
5.Guaranty Absolute and Unconditional.
(a)Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guarantor Obligations and notice of or, proof of reliance by the Buyer upon this Guaranty or acceptance of this Guaranty; the Guarantor Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived in reliance upon this Guaranty; and all dealings between Seller or the Guarantor, on the one hand, and the Buyer, on the other, shall, likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Seller or the Guaranty or with respect to the Guarantor Obligations. This Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity or enforceability of the Agreement, the other Facility Documents, any of the Guarantor Obligations, or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Buyer, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Seller against the Buyer, or (iii) any other, circumstance whatsoever (with or without notice to or knowledge of Seller or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of Seller for the Guarantor Obligations, or of the Guarantor under this Guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Buyer may, but shall be under no obligation, to pursue such rights and remedies that it may have against Seller or any other Person or against any collateral security or guarantee for the Guarantor Obligations or any right of offset with respect thereto (without duplication or recovery), and any failure by the Buyer to pursue such other rights or remedies or to collect any payments from Seller or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Seller or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Buyer against the Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns thereof, and shall inure to the benefit of the Buyer, and its successors, indorsees, transferees and assigns, until all the Guarantor Obligations and the obligations of the Guarantor under this Guaranty shall have been satisfied by payment in full, notwithstanding that from time to time during the term of the

Agreement Seller may be free from any Guarantor Obligations, and the Agreement has been terminated in writing.
(b)Without limiting the generality of the foregoing, Guarantor hereby agrees, acknowledges, and represents and warrants to the Buyer as follows:
(i)Guarantor hereby waives any defense arising by reason of, and any and all right to assert against the Buyer any claim or defense based upon, an election of remedies by the Buyer which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes Guarantor’s subrogation rights, rights to proceed against the Seller or any other guarantor for reimbursement or contribution, and/or any other rights of the Guarantor to proceed against the Seller, against any other guarantor, or against any other person or security;
(ii)Guarantor is presently informed of the financial condition of the Seller and of all other circumstances which diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantor Obligations. The Guarantor hereby covenants that it will make its own investigation and will continue to keep itself informed of the Seller’s financial condition, the status of other guarantors, if any, of all other circumstances which bear upon the risk of nonpayment and that it will continue to rely upon sources other than the Buyer for such information and will not rely upon the Buyer for any such information. Absent a written request for such information by the Guarantor to the Buyer, Guarantor hereby waives its right, if any, to require the Buyer to disclose to Guarantor any information which the Buyer may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of or revocation by any other guarantor; and
(iii)Guarantor has independently reviewed and is familiar with the terms of the Agreement, including, for the avoidance of doubt, Section 16 of the Agreement, which the Guarantor hereby acknowledges and agrees to, the Facility Documents and related agreements and has made an independent determination as to the validity and enforceability thereof, and in executing and delivering this Guaranty to the Buyer, Guarantor is not in any manner relying upon the validity, and/or enforceability, and/or attachment, and/or perfection of any Liens or security interests of any kind or nature granted by the Seller or any other guarantor to the Buyer, now or at any time and from time to time in the future.
6.Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guarantor Obligations is rescinded or must otherwise be restored or returned by the Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Seller or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Seller or any substantial part of its property, or otherwise, all as though such payments had not been made.
7.Payments. Guarantor hereby agrees that the Guarantor Obligations will be paid to the Buyer without set-off or counterclaim in U.S. Dollars.
8.[Reserved].
9.[Reserved].

10.[Reserved].
11.Event of Default; Remedies.
12.(a) Any repudiation of this Guaranty by Guarantor, any failure by the Guarantor to satisfy at all times the terms set forth in this Guaranty, or if this Guaranty is not enforceable against the Guarantor shall constitute a “Guarantor Event of Default” and an Event of Default under the Agreement.
13.(b) If an Event of Default under the Agreement (beyond any applicable cure periods set forth in the Agreement) shall have occurred and be continuing, or in the event of a Guarantor Event of Default, the Guarantor agrees that, as between the Guarantor and Buyer, the Guarantor Obligations may be declared to be due for purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any such declaration as against Seller and that, in the event of any such declaration (or attempted declaration), such Guarantor Obligations shall forthwith become due by the Guarantor for purposes of this Guaranty.
14.[Reserved].
15.Severability. Any provision of this Guaranty which is, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
16.Headings. The paragraph headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
17.No Waiver; Cumulative Remedies. The Buyer shall not by any act (except by a written instrument pursuant to paragraph 17 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Buyer, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Buyer of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Buyer would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.
18.Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Buyer, provided that any provision of this Guaranty may be waived by the Buyer in a letter or agreement executed by the Buyer and delivered by electronic transmission from the Buyer. This Guaranty shall be binding, upon the heirs, personal representatives, successors and assigns of the Guarantor and shall inure to the benefit of the Buyer and its respective successors and assigns.

19.Notices. All notices, requests and other communications provided for herein (including without limitation any modifications of, or waivers, requests or consents under, this Guaranty) shall be given or made in writing (including without limitation by electronic transmission) delivered to the intended recipient at the “Address for Notices” specified below its name on the signature pages of the Agreement; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such communications shall be deemed to have been duly given when transmitted electronically or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

20.Jurisdiction.
(a)THIS GUARANTY AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS GUARANTY, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
(b)EACH GUARANTOR AND BUYER HEREBY WAIVES TRIAL BY JURY. GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, ARISING OUT OF OR RELATING TO THE FACILITY DOCUMENTS IN ANY ACTION OR PROCEEDING. GUARANTOR HEREBY SUBMITS TO, AND WAIVES ANY OBJECTION IT MAY HAVE TO, EXCLUSIVE PERSONAL JURISDICTION AND VENUE IN THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WITH RESPECT TO ANY DISPUTES ARISING OUT OF OR RELATING TO THE FACILITY DOCUMENTS.
21.Integration. This Guaranty represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Buyer relative to the subject matter hereof not reflected herein.
22.Acknowledgments. Guarantor hereby acknowledges that:
(a)Guarantor has been advised by counsel in the negotiation, execution and delivery of this Guaranty; and
(b)the execution of this Guaranty does not create a fiduciary relationship between the Guarantor and the Buyer, and (i) the relationship between the Buyer and the Guarantor is solely that of surety and creditor and (ii) no joint venture exists between the Buyer and the Guarantor or among the Buyer, Seller and the Guarantor.
23.Electronic Signatures. Each of Guarantor and Buyer agrees that this Guaranty, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Guaranty may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, the UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on each of Guarantor and Buyer to the same extent as if it were physically executed and each of Guarantor and Buyer hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.
24.Intent. This Guaranty is intended to constitute a security agreement or other arrangement or other credit enhancement related to the Agreement and Transactions thereunder as defined under Section 741(7)(A)(xi) of the Bankruptcy Code. It is understood and agreed that this Guaranty constitutes a “master netting agreement” as that term is defined in Section 101 of the Bankruptcy Code, and that any party’s right to cause the termination, liquidation or acceleration of the Guaranteed Obligations arising under or in connection with this Guaranty and the Agreement is in each case a contractual right as described in Section 555 of the Bankruptcy Code. Guarantor hereby further agrees that it shall not challenge the characterization of this Guaranty or any Transaction under the Agreement as a “master netting agreement,” and/or “securities contract” within the meaning of the Bankruptcy Code.
25.
[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.

LOANDEPOT.COM, LLC

By:/s/ David Hayes
Name: David Hayes
Title: CFO

[Signature Page to Guaranty]

STATE OF CA)
    ss.:
COUNTY OF ORANGE)
On the 16 day of April, 2025 before me, a Notary Public in and for said State, personally appeared David Hayes known to me to be the person who executed the within instrument, and acknowledged to me that he executed the within instrument.
IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.
/s/ Christian DeoCampo
Notary Public
My Commission expires 01.01.2026

Acknowledged and agreed to by:
BANK OF MONTREAL, as Buyer

By: /s/ Ari Lash
Name:    Ari Lash
Title:     Managing Director